                                                                   Exhibit 99(b)



                               MERCK & CO., INC.
                                  CONSOLIDATED
                                 SECOND QUARTER

                                                2Q `02                   2Q `01              % CHG.
                                            -------------------------------------------------------

TOTAL SALES                                  $   12,809.7            $   11,893.1              8%
                                             ------------            ------------

TOTAL COSTS, EXPENSES, & OTHER               $   10,308.7            $    9,299.6
                                             ------------            ------------
    Materials & Production                        8,292.6                 7,204.8
    Marketing & Administrative                    1,477.8                 1,637.4
    Research & Development                          631.2                   602.4
    Equity Income From Affiliates                  (190.2)                 (215.0)
    Other (Income)/Expense, Net                      97.3                    70.0

PRE-TAX INCOME                               $    2,501.0            $    2,593.5

TAXES                                        $      750.3            $      778.1
TAX RATE                                             30.0%                   30.0%

NET INCOME                                   $    1,750.7            $    1,815.4            -4%

EPS - ASSUMING DILUTION                             $ 0.77                  $ 0.78           -1%

AVG. # SHARES - ASSUMING DILUTION                 2,282.8                 2,328.2



                                                 2Q `02        % CHG.       VOL        PX      FX
                                                 ------        ------       ---        --      --

TOTAL SALES                                      $12,810         8%           2        6        0
                                                 ------        ------      ----       ----    ----
    Total Pharmaceutical Sales                     5,190        -2%          -2        1       -1
                                                 ------        ------      ----       ----    ----
        U.S.                                       3,160        -6%          -8        2        0
        Foreign                                    2,030         3%           8       -2       -3

    Other Medco Sales                              7,620        16%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                                  CONSOLIDATED
                             SIX MONTHS YEAR-TO-DATE

                                                         2002                   2001                 % CHG.
                                                    -------------------------------------------------------


TOTAL SALES                                         $   24,979.0             $   23,238.2               7%
                                                    ------------             ------------

TOTAL COSTS, EXPENSES, & OTHER                      $   20,156.5             $   18,277.2
                                                    ------------             ------------
    Materials & Production                              16,273.4                 14,251.3
    Marketing & Administrative                           2,942.5                  3,143.6
    Research & Development                               1,161.4                  1,149.8
    Equity Income From Affiliates                         (362.0)                  (393.6)
    Other (Income)/Expense, Net                            141.2                    126.1

PRE-TAX INCOME                                      $    4,822.5             $    4,961.0

TAXES                                               $    1,446.8             $    1,488.3
TAX RATE                                                    30.0%                    30.0%

NET INCOME                                          $    3,375.7             $    3,472.7             -3%

EPS - ASSUMING DILUTION                                   $  1.47                   $ 1.49            -1%

AVG. # SHARES - ASSUMING DILUTION                        2,288.6                  2,337.0



                                                       2002       % CHG.      VOL       PX         FX
                                                       ----       ------      ---       --         --

TOTAL SALES                                          $24,980         7%        3         5         -1
                                                     -------      -------   -------   -------   -------

    Total Pharmaceutical Sales                        10,055        -2%        1        -1         -2
                                                      ------       ------     ----      ----      ----
        U.S.                                           6,300        -3%       -3         0          0
        Foreign                                        3,755        -1%        7        -2         -6

    Other Medco Sales                                 14,925        15%

                                                                   Exhibit 99(b)
                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 SECOND QUARTER
                                      2002




OTHER (INCOME)/EXPENSE, NET

                                              2Q `02      2Q `01  YTD 2002   YTD 2001
                                            ------------------------------------------
INTEREST INCOME                             $ (105.5)  $ (129.6)  $ (203.9)  $ (265.7)
INTEREST EXPENSE                                97.5      122.7      192.8      233.4
EXCHANGE (GAINS)/LOSSES                          5.3       (7.5)       2.6      (20.1)
MINORITY INTERESTS                              59.9       60.7      110.6      146.0
AMORTIZATION OF GOODWILL AND INTANGIBLES        51.0       80.5      102.4      161.1
Other, net                                     (10.9)     (56.8)     (63.3)    (128.6)
                                            --------   --------   --------   --------
TOTAL                                       $   97.3   $   70.0   $  141.2   $  126.1
                                            --------   --------   --------   --------




JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.


MERIAL                                    2Q`02      2Q `01   YTD 2002    YTD 2001
------                                    -----      ------   --------    --------

IVOMEC, HEARTGARD, other avermectins       $120       $125       $220       $235
FRONTLINE                                   140        125        260        240
Biologicals                                 100         90        185        170
Other Animal Health                          45         55         90        100
Poultry Genetics                             60         55        110        105
                                           ----       ----       ----       ----
TOTAL MERIAL SALES                         $465       $450       $865       $850
                                           ----       ----       ----       ----


AVENTIS PASTEUR-MSD               2Q `02         2Q `01       YTD 2002     YTD 2001
-------------------               ------         ------       --------     --------

HEPATITIS VACCINES                $ 15           $ 25           $ 30        $ 50
VIRAL VACCINES                      10             10             15          25
Other Vaccines                      80             75            150         140
                                  ----           ----           ----        ----
TOTAL AP-MSD SALES                $105           $110           $195        $215
                                  ----           ----           ----        ----




TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                   2002

                                  MAIL          RETAIL          TOTAL
                                  ----          ------          -----

FIRST QUARTER                      20             121             141
SECOND QUARTER                     21             119             140
                                  ----          ------          -----
YEAR TO DATE                       41             240             281


                  2001

                                  MAIL          RETAIL            TOTAL
                                  ----          ------            -----

FIRST QUARTER                      18             120             138
SECOND QUARTER                     18             115             133
                                  ----          ------          -----
YEAR TO DATE                       36             235             271

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                                             2Q `02 vs. 2Q `01
                                                    ------------------------------------------------------------------
                                                    TOTAL        TOTAL        U.S.      U.S.      FOREIGN      FOREIGN
              PRODUCT                               % CHG          $         % CHG      $         % CHG          $
                                                    ------------------------------------------------------------------

VIOXX                                                 17%         $845         14%      $635        24%         $210
ARCOXIA                                               N/M            5         N/M         -        N/M            5
VASOTEC / VASERETIC                                  -31%          205         N/M        (5)      -16%          210
PRINIVIL / PRINZIDE                                    8%          335         11%       315       -20%           20
COZAAR / HYZAAR                                       11%          565         13%       255         9%          310
MEVACOR                                              -48%           70        -52%        55       -25%           15
ZOCOR                                                 19%        1,625         25%     1,085        10%          540
AGGRASTAT                                              0%           30        -40%        15        N/M           15
SINGULAIR                                            -33%          250        -48%       155        27%           95
MAXALT                                               -25%           60        -25%        45       -25%           15
PROPECIA                                              -9%           50        -17%        25         0%           25
PROSCAR                                              -17%          120        -31%        55         0%           65
PRIMAXIN                                              -3%          150          0%        50        -5%          100
INVANZ                                                N/M            -         N/M         -        N/M            -
CANCIDAS                                              N/M           25         N/M        15        N/M           10
PEPCID                                               -86%           15        -94%         5       -50%           10
FOSAMAX                                               31%          640         27%       475        43%          165
CRIXIVAN/STOCRIN                                     -11%           85        -11%        40       -10%           45
TIMOPTIC/TIMOPTIC XE                                 -18%           45        -67%         5         0%           40
TRUSOPT/COSOPT                                        14%          120         33%        60         0%           60
HEPATITIS VACCINES                                     6%           85          7%        80         0%            5
VIRAL VACCINES                                        46%          205         48%       200         0%            5
OTHER VACCINES                                        N/M           30         N/M        15        N/M           15

NOTE:   Product  sales  rounded  to  the  nearest  $5  million.
N / M - Not Meaningful

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                                  6 MONTHS 2002 OVER 2001
                                              --------------------------------------------------------------------
                                              TOTAL       TOTAL        U.S.        U.S.        FOREIGN     FOREIGN
           PRODUCT                            % CHG         $         % CHG         $          % CHG         $
                                              --------------------------------------------------------------------
VIOXX                                           24%      $1,495         23%       $1,115         25%        $380
ARCOXIA                                         N/M          10         N/M            -         N/M          10
VASOTEC / VASERETIC                            -29%         395        -88%           10        -19%         385
PRINIVIL / PRINZIDE                             -1%         665          0%          625        -20%          40
COZAAR / HYZAAR                                 15%       1,025         32%          480          3%         545
MEVACOR                                        -52%         135        -56%          105        -25%          30
ZOCOR                                           12%       3,230         15%        2,215          6%       1,015
AGGRASTAT                                       -8%          55         N/M           25         N/M          30
SINGULAIR                                        7%         720          1%          535         28%         185
MAXALT                                           4%         140          0%          105         17%          35
PROPECIA                                        -5%         100        -25%           45         22%          55
PROSCAR                                         -9%         245        -18%          115          0%         130
PRIMAXIN                                        -8%         275        -11%           80         -7%         195
INVANZ                                          N/M           5         N/M            5         N/M           -
CANCIDAS                                        N/M          40         N/M           25         N/M          15
PEPCID                                         -90%          30        -94%           15        -57%          15
FOSAMAX                                         43%       1,200         46%          905         34%         295
CRIXIVAN/STOCRIN                               -30%         155        -24%           65        -33%          90
TIMOPTIC/TIMOPTIC XE                           -26%          85        -50%           15        -18%          70
TRUSOPT/COSOPT                                   5%         210          0%          100         10%         110
HEPATITIS VACCINES                             -18%         140        -16%          130        -33%          10
VIRAL VACCINES                                  11%         295         16%          285        -50%          10
OTHER VACCINES                                  N/M          40         N/M           20         N/M          20

NOTE:    Product  sales  rounded  to  the  nearest  $5  million.
N / M - Not Meaningful